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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 18, 2005

                                _________________


                       PEGASUS COMMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)

                DELAWARE                                   0-32383                                23-3070336
      (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
            of Incorporation)                                                                Identification No.)

               C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                            225 CITY LINE AVENUE
                         BALA CYNWYD, PENNSYLVANIA                                               19004
                  (Address of Principal Executive Offices)                                     (Zip Code)


              Registrant's Telephone Number, Including Area Code:                    (610) 934-7000

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 18, 2005, our board of directors adopted the Pegasus Communications 2005 Equity Incentive Plan (the "2005 Plan"). We intend to request our stockholders to approve the 2005 Plan at our 2005 annual meeting of stockholders, to be held September 23, 2005.

         A brief summary of the terms of the 2005 Plan follows.

         Eligibility. Our employees, consultants and directors, and the employees, consultants and directors of our related companies, may receive awards under the 2005 Plan. A "related company" is a subsidiary company of which our company or one of its subsidiary companies owns at least 50%. Only our employees or employees of our subsidiary companies, however, may receive incentive stock options ("ISOs") under the 2005 Plan.

         Awards to be Offered.  The 2005 Plan provides for the granting of:

o        ISOs and nonqualified stock options ("NQSOs") to purchase shares;

o stock appreciation rights representing the right to receive an amount measured by the appreciation in share value;

o        stock subject to time-based and/or performance-based vesting
         (restricted stock);

o restricted stock units representing the right to receive an amount measured by the value of a share of stock, subject to time-based or performance-based vesting;

o stock subject to the attainment of designated goals (performance stock);

o stock subject to the continued provision of service to our company or to one its related companies or subsidiaries (contract stock);

o        stock awarded as a bonus (bonus stock); and

o dividend equivalent rights representing the right to receive a benefit in lieu of cash dividends on stock.

         Shares Subject to the Plan. The total number of shares that can be delivered under the 2005 Plan is 2,500,000. The total number of shares that may be delivered under the 2005 Plan with respect to ISOs is 2,500,000. No participant may receive options and/or stock appreciation rights for more than 1,000,000 shares during any calendar year; or more than 1,000,000 dividend equivalent rights during any calendar year. No participant may receive awards under the 2005 Plan (including options and stock appreciation rights) covering more than 1,000,000 shares in any calendar year. All of these limitations are subject to future adjustment for stock splits and similar events. Shares available under the 2005 Plan may be authorized but unissued shares or reacquired shares, and may consist of our Class A common stock and our non-voting common stock.

         If any award that requires the participant to exercise the award for shares to be delivered terminates without having been exercised in full, if any shares subject to an award are forfeited, if any shares are withheld for the payment of taxes with respect to an award, or if any award payable in cash or shares is paid in cash rather than in shares, the unexercised portion of the award, the forfeited shares, the withheld shares, or the portion that was paid in cash will continue to be available for future awards. However, if an option is cancelled, the shares subject to such option will continue be counted against the maximum number of shares specified above for which options may be granted to an employee in any calendar year.


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         In addition, the aggregate fair market value, determined at the time the option is granted, of shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year, under the 2005 Plan and under any other ISO plan of our company or a related company, may not exceed $100,000.

         Administration, Amendment and Duration of 2005 Plan. The 2005 Plan will be administered by a committee (the "Committee") of our board of directors, or, in the absence of such a committee, by the full board, except that awards to participants other than executive officers and directors may be made and administered by a management committee appointed by the board or the Committee, which may include non-directors (the "Management Committee" and, together with the Committee or the board, the "Plan Administrator"). ISOs may not be granted under the 2005 Plan after August 17, 2015. The board of directors may at any time discontinue granting awards under the 2005 Plan and may at any time amend or terminate the 2005 Plan. The Plan Administrator may amend any outstanding award, other than by lowering the exercise price of options, for any purpose, except that the following amendments may not be made without shareholder approval:

o an increase in the maximum number of shares with respect to which ISOs may be granted under the 2005 Plan;

o a change in the class of employees eligible to receive ISOs under the 2005 Plan;

o        an extension of the 2005 Plan's duration with respect to ISOs;

o any amendment to the 2005 Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and

o any amendment of the 2005 Plan requiring shareholder approval under any other applicable law, rule or regulation.

Further, no amendment or termination of the 2005 Plan or amendment of an outstanding award may adversely affect the rights of any participant, without the participant's consent, under any award previously granted.

Terms and Conditions.

         Stock Options. The 2005 Plan permits the Plan Administrator to grant options that qualify as ISOs under the Code and NQSOs that do not so qualify. Only employees of the Company or a subsidiary may receive ISOs. The Plan Administrator also determines the exercise price of each option. The exercise price of an option, however, may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of the underlying share(s). The Plan Administrator may not reduce the exercise price of an option after it is granted. The Plan Administrator may, however, agree to exchange any outstanding option for a newly issued option with a lower exercise price.

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         The Plan Administrator will fix the term of each option, but no term may exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Plan Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and, except with respect to options subject to performance-based vesting, the exercisability of options may be accelerated by the Plan Administrator.

         The exercise price of an option granted under the 2005 Plan must be paid in full in cash or by check, bank draft, or money order; or, if the terms of the option permit, by shares of stock which the participant already owns (subject to certain holding period restrictions required with respect to ISOs or, until no longer necessary for accounting purposes, for them to be considered "mature shares" for accounting purposes); by delivery of an irrevocable undertaking by a broker to deliver promptly to our company sufficient funds to pay the exercise price; or by any combination of the foregoing.

         Stock Appreciation Rights. The Plan Administrator may grant two types of stock appreciation rights, one that entitles the participant to receive upon exercise an amount in shares measured by the increase since the date of grant in the value of the shares covered by the right (an "Exercisable SAR"). The other type of stock appreciation right entitles the participant to receive as soon as practicable after the right vests (unless the Plan Administrator specifies a later date in the award agreement), cash equal to the increase since the date of grant through the vesting date in the value of the shares covered by the right (a "Vesting SAR"). Except with respect to stock appreciation rights subject to performance-based vesting, the Plan Administrator may accelerate the date(s) on which Exercisable SARs may be exercised or the date(s) on which Vesting SARs vest.

         Restricted Stock. The Plan Administrator may grant shares of restricted stock (for any or no consideration), subject to any restrictions the Plan Administrator may determine. Except with respect to restricted stock whose restrictions lapse upon the attainment of performance goals, the Plan Administrator may accelerate the date(s) on which the restrictions will lapse. Before the lapse of restrictions on shares of restricted stock, the participant will have voting and dividend rights on the shares, unless the Plan Administrator determines otherwise. Dividend rights will accumulate without interest and will vest at the same time in which the restricted stock awards to which they relate vest. Accumulated dividends will be paid to a participant as soon as practicable after such rights vest (unless the Plan Administrator specifies a later date in the award agreement). Any participant who makes an election under Section 83(b) of the Code with respect to restricted stock, regarding the immediate recognition of income, must provide us with a copy of the election within 10 days of filing the election with the Internal Revenue Service.

         Restricted Stock Units. The Plan Administrator may grant restricted stock units subject to any restrictions the Plan Administrator may determine. A restricted stock unit entitles a participant to receive (with respect to a vested restricted stock unit) one share of our stock, the cash value thereof, or a combination of both. Although a participant will not have voting or dividend rights with respect to his or her restricted stock units, a participant will have dividend equivalent rights on his or her restricted stock units. Such dividend equivalent rights will accumulate without interest and will vest at the same time as the restricted stock units to which they relate vest. Restricted stock units and the related dividend equivalent rights will be paid to a participant as soon as practicable after such units and rights vest (unless the Plan Administrator specifies a later date in the award agreement).

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         Performance Stock. The Plan Administrator may grant awards entitling a participant to receive shares, the cash value thereof, or a combination of both, without payment therefor if certain performance criteria are met. Receipt of the shares (or cash) may be conditioned on the achievement of goals using one or more of the criteria specified in the 2005 Plan. Performance stock will be paid to a participant as soon as practicable after vesting (unless the Plan Administrator specifies a later date in the award agreement).

         Contract Stock. The Plan Administrator may grant awards entitling a participant to receive shares without payment therefore if the participant continues providing services to our Company or a related company through a date(s) specified in the participant's award agreement. Contract stock will be paid to a participant as soon as practicable after vesting (unless the Plan Administrator specifies a later date in the award agreement).

         Bonus Stock. The Plan Administrator may grant awards entitling a participant to receive shares without payment therefore as a bonus for services provided to our company or a related company.

         Dividend Equivalent Rights. The Plan Administrator may grant awards entitling a participant to receive a benefit in lieu of cash dividends that would have been payable on any or all shares subject to another award granted to the participant had the shares been outstanding. Dividend equivalent rights will accumulate without interest and will be paid to participants as soon as practicable after such rights vest (unless the Plan Administrator specifies a later date in the agreement).

         Treatment of Awards upon Termination of Service. If a participant's service terminates by reason of death or disability, all options and Exercisable SARs then held by the participant that were not exercisable immediately before the termination of service will terminate on that date, except as otherwise stated in the participant's award agreement. Any remaining options and Exercisable SARs will remain exercisable for one year from the date of termination of service, or for a shorter or longer period as stated in the participant's award agreement. In the event of any other termination of service, all options and Exercisable SARs held by the participant that are not then exercisable will terminate (except as otherwise stated in the participant's award agreement). Except as otherwise provided by the award agreement, any options or Exercisable SARs that were exercisable generally will continue to be exercisable for three months, or for a longer period as stated in the participant's award agreement, with the exception of a termination for "cause," in which case all options and Exercisable SARs (whether or not exercisable) shall terminate upon such termination of service. Notwithstanding the post-termination exercise periods described above, no option or Exercisable SARs may be exercised beyond its original term.

         If a participant holds shares of restricted stock and terminates service for any reason, including death or disability, before the lapse of the restrictions, the participant must forfeit the shares to us; except that the participant's award agreement may provide that the restrictions lapse upon a specified type of termination of service. Except as otherwise stated in a participant's award agreement, all other types of awards, including Vesting SARs, restricted stock units, performance stock awards, contract stock awards, bonus stock awards, and dividend equivalent rights, to which a participant has not become entitled will terminate irrevocably upon the participant's termination of service for any reason, including death or disability.

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         Transferability. No ISO granted under the 2005 Plan may be transferred other than by will or by the laws of descent and distribution. No other award may be transferred, except to the extent provided in a participant's award agreement. During a participant's lifetime, an award requiring exercise may be exercised only by the participant, or, in the event of the participant's incapacity, the person(s) legally appointed to act on the participant's behalf.

         Adjustments in Shares; Corporate Transactions. If a stock dividend, stock split, reverse split, or similar change in capitalization occurs, the Committee or the board of directors will make appropriate adjustments to the maximum number of shares that may be delivered under the 2005 Plan, the maximum number of shares that may be delivered under the 2005 Plan with respect to ISOs, the maximum number of shares with respect to which options, stock appreciation rights or other awards may be granted in any calendar year, the exercise price of outstanding options, and the number of shares issuable after an award is exercised or vests.

         If a corporate transaction of a kind to which section 424(a) of the Code applies (such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation) occurs, each outstanding award will be assumed by the surviving or successor entity, except that the Committee or the board may elect to terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if the Committee or the board determines that doing so is in our company's best interests. If so, the Committee or the board will give each participant holding an option and stock appreciation right (that is payable upon exercise) not less than seven days' notice before the termination to exercise any such option or stock appreciation right that is to be so terminated, to the extent it is then exercisable, before the termination. Further, in the event of a corporate transaction, the Committee or the board, in its discretion, may:

o accelerate the date on which options, stock appreciation rights and restricted stock units vest;

o        remove restrictions from outstanding shares of restricted stock;

o cause the delivery of any performance stock, even if the associated performance goals have not been met;

o cause the payment of any contract stock, even if the date such stock is to be delivered has not been reached; and/or

o        cause the payment of any dividend equivalent rights.

The Committee or the board of directors may also change the terms of any outstanding award to reflect the corporate transaction, subject to certain limitations. Finally, the Committee or the board may, in lieu of the actions described above, arrange to have the surviving or acquiring entity grant the participant a replacement award that, in the judgment of the Committee, is substantially equivalent to the replaced award (if the participant will provide services to the surviving or acquiring entity or an affiliate).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEGASUS COMMUNICATIONS CORPORATION

                                       By       /s/ Scott A. Blank
                                           -------------------------------
                                                  Scott A. Blank,
                                                Senior Vice President

Date:  August 24, 2005


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